Exhibit 99.2

AVAX One Highlights Institutional Onchain Finance Strategy in New Investor Presentation

Presentation Outlines Executive Leadership, AVAX Treasury Strategy, and Fintech M&A Framework

WEST PALM BEACH, FL, January 27, 2026 — AVAX One Technology Ltd. (Nasdaq: AVX) (“AVAX One” or the “Company”), today highlighted its institutional onchain finance strategy and operating playbook in its new investor presentation, now available on ir.avax-one.com.

The investor presentation outlines AVAX One’s strategy to build a regulated, institutional gateway to the onchain financial economy powered by the Avalanche blockchain network. The Company’s operating model centers on disciplined AVAX accumulation, protocol-native staking and onchain yield generation, institutional-grade infrastructure, and selective fintech acquisitions designed to migrate core financial workflows onchain.

“Avalanche is emerging as a preferred settlement layer for tokenized assets and institutional finance, supported by global asset managers, fintech platforms, and policymakers,” said Jolie Kahn, Chief Executive Officer of AVAX One. “Our investor presentation is intended to clearly outline our operating model, long-term value creation strategy, and the multiple levers we are using to participate in the growth of onchain finance on Avalanche.”

The investor presentation highlights multiple reinforcing value creation engines, including protocol-native staking as the core yield engine, validator infrastructure to generate revenue from delegation fees, and selective participation in Avalanche’s institutional-grade DeFi ecosystem.

Additionally, the presentation outlines AVAX One’s selective fintech acquisition strategy, focused on established businesses with existing revenue and regulatory frameworks. The Company intends to leverage Avalanche’s institutional grade blockchain infrastructure to improve efficiency, transparency and settlement while expanding long-term platform economics.

About AVAX One Technology Ltd.

AVAX One Technology Ltd. (NASDAQ: AVX) is the first publicly traded Avalanche Treasury company, building the premier institutional gateway to the onchain financial economy powered by the Avalanche blockchain network. Through AVAX accumulation, onchain yield, and strategic acquisitions, the Company aims to compound long-term value for its shareholders while supporting the growth of the Avalanche ecosystem. Led by a team of veterans from institutional finance and public company backgrounds and advised by leaders from across the digital asset industry, AVAX One is being built to be a scalable, regulated gateway for public market investors to participate in the growth of the onchain economy. For more information, visit www.avax-one.com

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the proposed offering and related transactions, the intended use of proceeds from the PIPE offering, expectations regarding future capital raising activity, the assets to be held by the Company, expectations regarding adoption of the Avalanche network, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other entities in similar business strategies, technological and market trends, future financial condition and performance, the expected financial impacts of the proposed transactions described herein, and the timing of the closing of the PIPE offering. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the transactions and the proposed AVAX strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of AVAX and other cryptocurrencies; the risk that the price of the Company’s securities may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries and markets in which the Company does and will operate (including the applicable digital assets market); risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, as well as those risks and uncertainties identified in the Company’s filings with the SEC. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The statements made in this press release are not intended to be projections of the Company’s future results nor an offer of a future securities transaction by the Company. Any offering in the future will be made through compliance with all applicable regulations and the filing of appropriate documents with the SEC, as required under those regulations.

Investor Relations Contact

Sean Mansouri, CFA or Aaron D’Souza

Elevate IR

(720) 330-2829

AVX@elevate-ir.com

Media Contact

Ebony Lewkovitz

ebony@edencommunications.com